UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 1, 2005

AMERICAN WATER STAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32220	87-0636498
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 South Decatur Boulevard
Suite 301
Las Vegas, Nevada	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including are code: (702) 740-7036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
  On July 1, 2005, American Water Star ("AMW") received a 30 day notification of termination of contract letter from Dan Beckett, as AMW's Chief Financial Officer, Secretary and Director for personal and family reasons.

          The Registrant is currently searching for a new Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER STAR, INC.

By: /s/ Roger Mohlman
Roger Mohlman, President

Date: July 5, 2005